UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 26, 2007

                                 iMergent, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                 001-32277                               87-0591719
         (Commission File Number)            (IRS Employer Identification No.)

       754 East Technology Avenue
                Orem, Utah                                  84097
(Address of Principal Executive Offices)                  (Zip Code)

                                 (801) 227-0004
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 26, 2007, iMergent, Inc. (the "Company") and the State of Louisiana Ex Rel Charles F. Foti, Jr., Attorney General (the "State") entered into an Assurance of Voluntary Compliance (the "Settlement"). The Settlement stemmed from the February 8, 2007 notice the Company received in which the Louisiana Consumer Protection Section stated it had reasons to believe the Company may have engaged in unfair business practices.

In the Settlement, the Company agreed to make certain disclosures regarding the software sold by the Company. The Company also agreed to make certain disclosures related to sales representations made by the Company. There was no requirement to register as a "business opportunity". The Company expressly denied any wrongdoing. The Company agreed to make certain refunds and a payment to the Louisiana Department of Justice Consumer Enforcement and Education Fund. The total amount paid by the Company was $75,000. The Settlement does not otherwise restrict the Company from doing business in Louisiana.

Except for the historical information contained in this report, the statements made by the Company are forward-looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. iMergent's performance could differ significantly from the expectations of management and from results expressed or implied including but not limited to (1) the expectations of the Company that it is not a seller of "business opportunities" and (2) that the disclosures agreed to by the Company will clarify its business practices. For further information on other risk factors, please refer to the "Risk Factors" contained in the Company's Form 10-K for the year ended June 30, 2007. The information in Item 8.01 of this report is being furnished, not filed, pursuant to Form 8-K. Accordingly, the information in this Item will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.


Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit
Number          Description
-------         -----------
99.1            Press release dated October 29, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IMERGENT, INC.

                                       /s/ Robert Lewis
                                       -----------------------------------------
                                       By: Robert Lewis, Chief Financial Officer
                                       Date: October 29, 2007